UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 13, 2012

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2012, the Board of Directors, referred to as the Board, of Reynolds American Inc., referred to as RAI, approved an amendment to the amended and restated Bylaws of RAI, effective September 13, 2012, providing for a majority voting standard for the election of directors in uncontested elections. The amendment conforms the voting provisions in RAI’s amended and restated Bylaws to those providing for such majority voting standard in RAI’s amended and restated Articles of Incorporation. A copy of RAI’s amended and restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 13, 2012, RAI’s Board also approved and adopted amendments to RAI’s Code of Conduct. The amendments to the Code of Conduct clarify, update or enhance the descriptions of the standards of conduct that are expected of all directors, officers and employees of RAI and its subsidiaries. The substantive amendments consist of the addition of new sections on the Regulation of Tobacco Products and Bribery and Anti-Corruption Laws, and updates or enhancements to the following subject areas: No Retaliation; Take Action; How to Report Code Violations; Preventing Youth Tobacco Use; Workplace Behavior; Gifts; Personal Financial Interests; Outside Employment; Insider Trading and Stock Tipping; Trading Blackout Periods; Product Integrity; Restricted Information and Privacy Protection; Integrity of Records and Financial Reports; Use of Company Information and Technology Resources; Use of Internet/Company Intranet; Advertising and Marketing; Antitrust Laws; Environment, Health and Safety; International Business; Anti-Boycott Laws; Export Controls, U.S. Embargoes Against Certain Countries; and Company Contributions.

None of the amendments to the Code of Conduct constitute a waiver of any provision of the Code of Conduct on behalf of RAI’s Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer.

The foregoing summary of the amendments to the Code of Conduct is subject to and qualified in its entirety by reference to the full text of the Code of Conduct as so amended, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference. The amended Code of Conduct is also posted on RAI’s web site at www.reynoldsamerican.com under the “Corporate Governance” subsection of the “Governance” tab. The information contained on or accessible through RAI’s web site shall not be deemed to be a part of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K.

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated September 13, 2012

14.1	Reynolds American Inc. Code of Conduct, as amended effective September 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: September 19, 2012

INDEX TO EXHIBITS

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated September 13, 2012

14.1	Reynolds American Inc. Code of Conduct, as amended effective September 13, 2012